H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------







                               Semiannual Report

                                 March 31, 1997

    To our Shareholders:

     At March 31, 1997, the end of the second fiscal quarter, the net asset value of your Fund was $18.08 per share. Recent performance compared to two market averages is as follows:

                                 FY To-Date     Quarter Ended
                                 (6 months)       3/31/97
                                 ------------   --------------
Net Asset Value                        -4.0%           -1.9%
Dow Jones Industrial Average          +11.9%           +2.1%
NASDAQ Industrials                     -8.1%           -8.3%

     This most recent quarter continued the pattern of the prior two quarters in which the healthcare sector underperformed the general market. The economic background for the general market was quite strong, with investors favoring large industrial companies thought to be able to benefit from relatively slow but consistent growth of sales and earnings with relatively little risk that inflation would be a near-term problem or that interest rates would rise significantly from current levels, a macro economic view which the Adviser shares. One effect of this trend has been that the stocks of emerging growth companies, especially healthcare companies, have experienced relative underperformance. While stocks such as those making up the Dow Jones Industrial Average generally seemed to benefit from a continued flow of assets into the equity markets, clearly many investors seem to be somewhat risk averse and are more willing to gamble on the trends of the general market rather than on the stocks of more speculative individual companies.

     In March, mindful of Chairman Greenspan's "irrational exuberance" reference regarding stock market levels in December, both the general market and especially the valuations of emerging growth stocks declined on the expectation that at their March 25th meeting the Federal Reserve Board would vote to increase the federal funds discount rate, which indeed it did. As this is written, the reaction to the news seems to be that the Fed remains committed to controlling inflation and, therefore, the outlook for common stocks seems to be improved.

     Moreover, the stocks of companies with a strong international participation also suffered in valuation, as investors became con-cerned about the impact of currency on reported net earnings. This has also been a period in which a few companies experienced delays in their FDA approval process and therefore some significant downside volatility in their stock prices that resulted in a "bystander effect" which depressed the stocks of their peer companies. However, we believe that the underlying characteristics of the portfolio companies generally remain very attractive and will ultimately be recognized by investors.

     The relative inability of companies to finance in the public markets (Cell Therapeutics, having completed its initial public offering during the quarter, being an exception) has resulted in an accelerated flow of opportunities for venture capital investment activity at what the Adviser perceives are often attractive valuations. During the quarter, a follow-on investment was made in Exelixis Pharmaceuticals and two new companies were added to the venture portfolio. AbTox manufactures and sells a novel plasma-based sterilization system, principally for the hospital market, to replace current systems using highly toxic ethylene oxide. Vectis has developed a point-of-care clinical information service for office-based physicians built to run on a pen-based computer that interfaces through a wireless network and represents an exciting early step towards the ultimate goal of a fully computerized patient record.

     In late April, a change in SEC Rule 144 will take effect, which reduces the restricted holding period from three years to two. On the effective date, six of the Fund's companies will become unrestricted and therefore trade at full market value, and that change will also accelerate a similar transition for a number of other holdings in the coming months. Although it is a bit soon to tell, the Adviser does not believe that the change will have a material effect on valuation levels for new investments.

     On March 6th, the one-for-three rights offering was successfully completed. The subscription price was established at $16.53 per share. The issue was 215% subscribed and, in order to satisfy a portion of the excess demand, the 25% overallotment option was exercised, resulting in approximately $42 million realized by the Fund. The Fund has been taking advantage of some of the recent weakness to add shares of attractive companies and, in addition, the

Adviser believes these liquid assets have served to limit the net asset value volatility over the last several weeks.

     While the recent period has been disappointing, we are generally encouraged by the fundamental progress of the portfolio companies and believe that current valuations do not reflect these advancements. The basic forces for growth of demographics, technology and consumer demand seem firmly in place and we remain confident about the prospect of rewarding investment performance.

                                               /s/ Alan G. Carr
                                               ------------------------
                                               Alan G. Carr
                                               President



                            H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------

                        PORTFOLIO - As of March 31, 1997


[Tabular representation of bar chart]


                         Restricted   Unrestricted

AGRI/ENVIRONMENTAL          0.62%         4.51%
BIOTECHNOLOGY               9.13%        24.48%
CROs                        0.75%         5.95%
DIAGNOSTICS                 2.74%         3.37%
MANAGED CARE                0.00%         4.87%
MEDICAL SUPPLIES            2.78%         6.95%
MEDICAL SPECIALTY           5.07%         5.99%
PHARMACEUTICALS             0.47%         6.11%
LIQUID ASSETS               0.00%        16.21%

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                    LARGEST HOLDINGS - As of March 31, 1997



                              % of Net Assets
                              ----------------
  Martek Biosciences          4.75%
  Vivus                       4.35%
  Quintiles Transnational     3.49%
  IBAH                        3.22%
  Genzyme                     2.77%
  Catalytica                  2.70%
  Transkaryotic Therapies     2.67%
  Vencor                      2.62%
  Cytyc                       1.93%
  Human Genome Sciences       1.86%


                            H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          Quarter Ended March 31, 1997



                                   Units Held     Units Held
PURCHASES                          12/31/96       3/31/97
--------------------------------   ------------   -----------
AbTox (Restricted)                           0       636,364
Biofield                               127,315       227,315
BioTransplant                          261,000       341,000
Cubist Pharmaceuticals                  55,000        67,000
Dura Pharmaceuticals                         0        50,000
EndoVascular Technologies              108,968       151,468
Exelixis (Restricted) Series C               0       150,000
Genzyme                                      0       200,000
Gilead Sciences                         71,659       106,659
HPR                                          0        65,500
Human Genome Sciences                        0        93,000
IDEXX Laboratories                     102,000       152,000
Landec                                 210,040       285,040
Orthodontic Centers of America         116,000       216,000
Perclose                                88,000       118,000
Transkaryotic Therapies                      0        50,000
Vectis (Restricted)                          0       255,319

SALES
-------------------------------
Ariad Pharmaceuticals                  265,600       210,600
Calgene                                 63,000             0
INCYTE Pharmaceuticals                  63,755        50,755
Vivus                                  181,667       176,667



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (Unaudited)

 SHARES       CONVERTIBLE SECURITIES - 12.3%               VALUE
-----------                                              -------------
                 Convertible Preferred - 12.2%
  636,364     AbTox, Series F*                           $ 1,400,001
   80,201     Dyax, Class A Series 1*                        160,402
   55,000     Dyax, Class A Series 3*                        110,000
  157,765     Dyax, Class A Series 4*                        493,804
  222,222     EPR, Series A*                                 999,999
1,100,000     Exelixis Pharmaceuticals, Series B*          2,200,000
  150,000     Exelixis Pharmaceuticals, Series C*            300,000
  308,707     Focal, Series D*                               537,150
  116,106     Focal, Series E*                               202,024
1,330,645     HealthTech Services, Series A*               1,650,000
   99,955     IBAH, Series A**                             1,912,139
  400,000     InterVentional Technologies, Series E*       1,000,000
   87,500     InterVentional Technologies, Series F*         875,000
   15,000     InterVentional Technologies, Series G*         150,000
  343,750     LocalMed, Series D*                          1,375,000
  160,000     Masimo, Series D*                            1,120,000
   27,500     Terrapin Technologies, Series G*             1,375,000
   36,092     Therion Biologics, Sinking Fund*                 1,083
  270,270     Tularik, Series C*                           2,702,700
  255,319     Vectis, Series B*                            1,199,999
                                                         ------------
                                                         $19,764,301
                                                         ------------
PRINCIPAL
 AMOUNT       Convertible Bonds and Notes - 0.1%             VALUE
 ---------                                               ------------
$ 440,718     Therion Biologics, 6.25% Secured Notes
              due 1999                                   $   222,585
                                                         ------------
                                                         $   222,585
                                                         ------------
               TOTAL CONVERTIBLE SECURITIES
              (Cost $15,814,504)                         $19,986,886
                                                         ------------
 SHARES       COMMON STOCKS - 71.5%                      VALUE
 ---------                                               ------------
               Agricultural/Environmental Technology - 4.5%
  467,500     Catalytica**                               $ 4,382,813
  152,000     IDEXX Laboratories**                         2,128,000
   94,697     Molten Metal Technology**                      828,599
                                                         ------------
                                                         $ 7,339,412
                                                         ------------


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (continued)

SHARES        Biotechnology - 29.4%                     VALUE
----------                                          -------------
   210,600   Ariad Pharmaceuticals**                $ 1,276,763
    58,000   BioChem Pharma**                         2,494,000
   341,000   BioTransplant**                          2,344,375
    88,898   BioTransplant*                             458,714
     2,760   BioTransplant Warrants*                      4,775
     6,300   BioTransplant Warrants*                     10,899
     1,150   BioTransplant Warrants*                      4,715
   310,000   Calypte Biomedical**                     2,053,750
    50,400   Calypte Biomedical*                        242,424
    57,142   Cell Therapeutics*                         485,707
   148,700   Cor Therapeutics**                       1,412,650
    67,000   Cubist Pharmaceuticals**                   703,500
   238,095   Cubist Pharmaceuticals*                  1,876,189
   494,117   Genta**                                    131,250
   200,000   Genzyme**                                4,500,000
   106,659   Gilead Sciences**                        2,439,825
    93,000   Human Genome Sciences**                  3,022,500
   205,000   ImmuLogic Pharmaceutical**                 896,875
    50,755   INCYTE Pharmaceuticals**                 2,639,260
   441,409   Martek Biosciences**                     7,724,658
    73,000   MedImmune**                              1,003,750
   207,059   NABI**                                   1,410,589
    60,000   Neurogen**                               1,140,000
   400,000   Oxford GlycoSystems Group*                 320,000
    13,867   Pharming B.V.*                           1,105,247
   349,166   Ribi ImmunoChem Research**               1,549,424
   166,666   Ribi ImmunoChem Research Warrants*         168,333
   180,648   SEQUUS Pharmaceuticals**                 1,377,441
    74,096   SEQUUS Pharmaceuticals Warrants*            14,819
   112,500   Somatogen**                                689,063
   226,760   Therion Biologics*                           4,535
    50,000   Transkaryotic Therapies**                  975,000
   225,241   Transkaryotic Therapies*                 3,295,276
    16,071   Transkaryotic Therapies Warrants*           62,998
                                                    ------------
                                                    $47,839,304
                                                    ------------


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (continued)

  SHARES     Contract Research Organizations - 5.5%         VALUE
----------                                               -------------
   330,386   IBAH**                                      $ 2,106,211
   299,865   IBAH Warrants*                                1,211,455
   105,200   Quintiles Transnational**                     5,667,650
                                                         ------------
                                                         $ 8,985,316
                                                         ------------
              Diagnostics - 5.4%
   227,315   Biofield**                                  $ 1,278,647
    61,784   Biofield*                                       260,728
    22,467   Biofield Warrants*                                  225
    14,978   Biofield Warrants*                                  150
    35,907   Cytyc**                                         673,256
   175,397   Cytyc*                                        2,466,082
    20,000   Integ**                                         120,000
   133,333   Integ*                                          599,999
   153,846   NeoPath**                                     2,115,383
   333,334   Quidel**                                      1,291,669
                                                         ------------
                                                         $ 8,806,139
                                                         ------------
              Managed Care - 4.9%
    65,500   HPR**                                       $   736,875
   216,000   Orthodontic Centers of America**              2,916,000
   112,500   Vencor**                                      4,260,938
                                                         ------------
                                                         $ 7,913,813
                                                         ------------
              Medical Supplies - 7.7%
    47,456   Boston Scientific**                         $ 2,930,408
   151,468   EndoVascular Technologies**                   2,082,685
   155,750   Exogen**                                        895,563
   114,286   Heartstream*                                    910,859
   137,457   KeraVision**                                  1,391,752
   285,040   Landec**                                      1,496,460
    50,409   Landec*                                         198,611
   118,000   Perclose**                                    2,507,500
                                                         ------------
                                                         $12,413,838
                                                         ------------


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (continued)

 SHARES         Medical Specialty - 7.5%                        VALUE
------------                                                  -------------
 1,200,500     Bioject Medical**                              $    937,891
   129,420     Biomatrix**                                       1,730,993
    50,000     Dura Pharmaceuticals**                            1,787,500
    14,120     Dyax*                                                28,240
     2,528     Dyax Warrants*                                           25
   239,000     Fuisz Technologies**                              1,404,125
   180,000     Interpore**                                         922,500
   113,569     Sepracor**                                        2,619,185
    91,666     Spiros Development Units*                         2,449,316
   137,000     Voxel**                                             338,219
                                                              -------------
                                                              $ 12,217,994
                                                              -------------
                Pharmaceuticals - 6.6%
   160,000     Cortex Pharmaceuticals**                       $    445,000
    77,000     CV Therapeutics**                                   673,750
   123,875     CV Therapeutics*                                    759,354
   125,000     Synaptic Pharmaceutical**                         1,750,000
   176,667     Vivus**                                           7,066,680
                                                              -------------
                                                              $ 10,694,784
                                                              -------------
               TOTAL COMMON STOCKS
               (Cost $89,990,596)                             $116,210,600
                                                              -------------
               TOTAL INVESTMENTS IN SECURITIES
               (Cost $105,805,100)                            $136,197,486
                                                              -------------
PRINCIPAL
 AMOUNT        TEMPORARY CASH INVESTMENTS - 18.1%                 VALUE
 ----------                                                   -------------
$2,800,000     Ford Motor Credit Corp., 5.45%, due 4/2/97     $  2,799,576
 6,500,000     General Motors Acceptance Corp., 5.40%,
               due 4/1/97                                        6,500,000
20,075,000     U.S. Treasury Bills, 4.85%, due 4/10/97          20,050,659
                                                              -------------
               TOTAL TEMPORARY CASH INVESTMENTS               $ 29,350,235
                                                              -------------

 * Non-income producing restricted security, valued by the Board of Trustees (see Notes 1 and 6).
** Non-income producing publicly traded security (see Note 1).


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                                 BALANCE SHEET
                                 MARCH 31, 1997
                                  (Unaudited)

ASSETS:
 Investments in securities, at value (identified cost
    $105,805,100; see Schedule of Investments)
    (Notes 1, 3 and 6)                                      $136,197,486
 Temporary cash investments, at amortized cost
    which approximates value (see Schedule of
    Investments) (Note 1)                                     29,350,235
                                                             ------------
     Total investments                                      $165,547,721
 Cash                                                             96,694
 Prepaid expenses and other assets                                40,316
                                                             ------------
     Total assets                                           $165,684,731
                                                             ------------
LIABILITIES:
 Payable for investments purchased                          $  3,112,780
 Accrued expenses, net (Note 4)                                   32,637
                                                             ------------
     Total liabilities                                      $  3,145,417
                                                             ------------
NET ASSETS:
 Shares of beneficial interest, par value $.01 per
    share, unlimited number of shares authorized,
    amount paid in on 8,990,179 shares issued and
    outstanding (Note 1)                                    $125,057,250
Accumulated net investment (loss)                               (840,687)
Accumulated net realized gain on investments                   7,930,365
Net unrealized gain on investments (Note 3)                   30,392,386
                                                             ------------
     Total net assets (equivalent to $18.08 per share
           based on 8,990,179 shares outstanding)           $162,539,314
                                                             ============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1997
                                  (Unaudited)

INVESTMENT INCOME (Note 1):
  Interest                          $215,545
                                    ---------
   Total investment income                        $   215,545
EXPENSES:
  Advisory fees (Note 4)            $885,027
  Shareholder reporting               38,639
  Custodian fees                      27,651
  Trustees' fees and expenses         24,326
  Accounting and auditing fees        21,902
  Insurance expense                   12,623
  Legal fees                          12,043
  Transfer agent fees                  7,968
  Other                               26,053
                                    ---------
   Total expenses                                   1,056,232
                                                 -------------
      Net investment (loss)                         ($840,687)
                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments (Note 1)       $ 8,103,446
  Net (decrease) in unrealized gain on
    investments                                   (19,679,446)
                                                 -------------
    Net (loss) on investments                    ($11,576,000)
                                                 -------------
     Net (decrease) in net assets resulting
       from operations                           ($12,416,687)
                                                 =============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            For the six         For the
                                           months ended       year ended
                                           March 31, 1997     September 30,
                                            (Unaudited)          1996
                                           ----------------   --------------
NET (DECREASE) INCREASE IN
NET ASSETS FROM OPERATIONS:
  Net investment (loss)                          ($840,687)    ($2,021,797)
  Net realized gain on investments               8,103,446      26,774,551
  Net (decrease) increase in
    unrealized gain on investments             (19,679,446)      5,212,708
                                              -------------    ------------
    Net (decrease) increase in
      net assets resulting from
      operations                              ($12,416,687)    $29,965,462
                                              -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized long-term capital gains        ($25,723,928)    ($6,769,939)
                                              -------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of common
    stock issued in March 1997 rights
    offering (Note 5)                          $42,178,346              --
  Value of shares issued in
    reinvestment of distributions               10,949,078       3,284,307
                                              ------------    ------------
    Net increase in net assets
      resulting from capital share
      transactions                             $53,127,424      $3,284,307
                                              ------------    ------------
      Net increase in net assets               $14,986,809     $26,479,830
                                              ------------    ------------
NET ASSETS:
  Beginning of period                          147,552,505     121,072,675
                                              ------------    ------------
  End of period                               $162,539,314    $147,552,505
                                              ============    ============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                            STATEMENT OF CASH FLOWS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1997
                                  (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                              $215,545
  Operating expenses paid                                      (1,271,385)
                                                             -------------
    Net cash used for operating activities                    ($1,055,840)
                                                             -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales and maturities of portfolio securities               $131,517,733
  Purchases of portfolio securities                          (158,069,744)
                                                             -------------
    Net cash used for investing activities                   ($26,552,011)
                                                             --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from sale of common stock through
    rights offering                                           $42,178,346
  Cash distributions paid                                     (25,723,928)
  Distributions reinvested                                     10,949,078
                                                             -------------
    Net cash provided by financing activities                 $27,403,496
NET (DECREASE) IN CASH                                           (204,355)
CASH AT BEGINNING OF PERIOD                                       301,049
                                                             -------------
CASH AT END OF PERIOD                                             $96,694
                                                             =============
RECONCILIATION OF NET (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH USED
FOR OPERATING ACTIVITIES:
  Net (decrease) in net assets resulting from operations      ($12,416,687)
  Net realized (gain) on investments                            (8,103,446)
  Net decrease in unrealized gain on investments                19,679,446
  (Decrease) in accrued advisory fees and accrued other
    expenses                                                      (194,266)
  (Increase) in prepaid expenses and other assets                  (20,887)
                                                             -------------
    Net cash used for operating activities                     ($1,055,840)
                                                             =============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
          -----------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

                                    For the
                                   six months        For the
                                     ended          years ended
                                 March 31, 1997     September 30,
                               ----------------------------------
                                  (Unaudited)        1996
                               ----------------------------------
Net asset value per share:
 Beginning of period                 $25.754        $21.818
                                  ----------      ----------
Net investment (loss)                $0.133)#       ($0.331)
Net realized and
 unrealized gain
 (loss) on
 investments                         (1.834)#         5.487
Federal income taxes
 on retained long-
 term capital gains                      --              --
                                  ----------      ---------
Total increase (decrease)
 from investment
 operations                         ($1.967)         $5.156
                                  ----------      ---------
Dilutive effect of
 sale of common
 stock and related
 expenses from rights
 offering                            (1.217)             --
Distribution to shareholders
 Short-term capital
  gains                                  --              --
 Long-term capital
  gains                             ($4.490)        ($1.220)
                                  ----------      ---------
  Total distributions               ($4.490)        ($1.220)
                                  ----------      ---------
Net asset value per share:
 End of period                      $18.080         $25.754
                                  ==========      ==========
Per share market value:
 End of period                      $15.750         $20.875
Total investment return               (5.49%)         22.03%
Net assets:
 End of period                 $162,539,314    $147,552,505
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
 expenses to average
 net assets                            1.56%*          1.62%
Ratio of net investment
 (loss) to average
 net assets                           (1.24%)*        (1.44%)
Portfolio turnover rate               12.30%          22.41%
Average commission
 rate paid per listed
 share purchased                       $.04        $    .07
Number of shares
 outstanding at
 end of period                    8,990,179       5,729,160






                                                 For the years ended September 30,
                                    -----------------------------------------------------------
                                       1995             1994             1993           1992
                                    -----------------------------------------------------------
Net asset value per share:
 Beginning of period                $16.609           $17.604           $17.340       $19.207
                                    --------        ----------         ----------     --------
Net investment (loss)               ($0.228)          ($0.199)          ($0.190)      ($0.076)
Net realized and
 unrealized gain
 (loss) on
 investments                          5.437            (0.230)            0.970         0.247
Federal income taxes
 on retained long-
 term capital gains                      --            (0.566)           (0.516)       (1.078)
                                    --------        ----------         ----------     --------
Total increase (decrease)
 from investment
 operations                          $5.209           ($0.995)          $ 0.264        ($0.907)
                                    --------        ----------         ----------     ---------
Dilutive effect of
 sale of common
 stock and related
 expenses from rights
 offering                                --                --                --             --
Distribution to shareholders
 Short-term capital
  gains                                  --                --                --        ($0.040)
 Long-term capital
  gains                                  --                --                --         (0.920)
                                    --------        ----------         ----------    ----------
  Total distributions                    --                --                --        ($0.960)
                                    --------        ----------         ----------    ----------
Net asset value per share:
 End of period                      $21.818           $16.609           $17.604        $17.340
                                    ========        ==========         ==========    ==========
Per share market value:
 End of period                      $18.250           $15.125           $18.375        $19.375
Total investment return               20.66%           (17.69%)           (5.16%)         9.43%
Net assets:
 End of period                 $121,072,675       $92,169,061       $97,690,739    $96,222,175

RATIOS AND SUPPLEMENTAL DATA:

Ratio of operating
 expenses to average
 net assets                            1.76%            1.74%              1.84%          1.72%
Ratio of net investment
 (loss) to average
 net assets                           (1.31%)          (1.13%)            (1.06%)        (0.38%)
Portfolio turnover rate               22.81%           28.10%             28.36%         35.45%
Average commission
 rate paid per listed
 share purchased                       $.06             $.06               $.07           $.07
Number of shares
 outstanding at
 end of period                    5,549,198        5,549,198          5,549,198      5,549,198

*Annualized
#Calculation is based on the weighted average shares outstanding during the indicated period.


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (Unaudited)

(1) Organization

        H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

        The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   Investment Securities

        Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 6, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with maturities of 60 days or less are valued at amortized cost.

        Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.

   Federal Income Taxes

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.

   Distributions

        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

   Dividend Reinvestment Plan

        Under the Dividend Reinvestment Plan, net realized capital gains will automatically be paid in additional shares of the Fund, unless the Plan Agent (State Street Bank and Trust Company) is otherwise instructed by the shareholder. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (continued)

        A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. Shareholders may request to be paid in cash instead of shares by contacting the bank, brokerage or nominee who holds the shares if the shares are held in "street name" or by filling out an Authorization Card obtained by calling State Street Bank if the shares are in registered form.

(2) Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1996 through March 31, 1997 totaled $26,529,609 and $16,330,311, respectively.

(3) Tax Basis of Securities

        At March 31, 1997, the total cost of securities for Federal income tax purposes was $105,805,100. The aggregate gross unrealized gain on securities for which there was an excess of market value over cost was $49,926,124. The aggregate gross unrealized loss on securities for which there was an excess of cost over market value was $19,533,738. The net unrealized gain on securities held by the Fund was $30,392,386.

(4) Advisory Agreement

        The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. At March 31, 1997 the Fund had accrued advisory fees totaling $132,673, included in accrued expenses, net on the balance sheet. The Adviser is an indirect wholly-owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) Rights Offering

        On March 13, 1997, the Fund completed a non-transferable rights offering to its shareholders. The shareholders were able to purchase one additional share of beneficial interest for every three rights held, at a price of $16.53 per share. Rights were exercised for 2,644,170 new shares. Proceeds to the Fund amounted to $42,178,346, net of offering expenses of $1,529,784.


(6) Venture Capital and Other Restricted Securities

        The Fund may invest in venture capital or other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 21.5% of the Fund's net assets at March 31, 1997.

        The value of the venture capital or other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital or other restricted securities at March 31, 1997, as determined by the Board of Trustees of the Fund.

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (continued)

                                                           Carrying
                            Acquisition                     Value
       Security                Date           Cost         per Unit      Value
-------------------------   -------------   ------------   ----------   -----------
AbTox
 Series F Cvt. Pfd.               3/7/97      $1,400,001       $2.200   $1,400,001
Biofield
 Common*                         9/16/94         250,002
                                  3/3/95         172,125
                                 6/29/95         103,122
                                             -----------
                                                 525,249        4.220      260,728
 Common Warrants                  3/3/95               0
                                 6/29/95               0
                                             -----------
                                                       0        0.010          225
 Common Warrants                  3/3/95               0
                                 6/29/95               0
                                             -----------
                                                       0        0.010          150
BioTransplant
 Common*                        10/31/94         277,857
                                 8/18/95          48,757
                                 1/16/96         385,385
                                             -----------
                                                 711,999        5.160      458,714
 Common Warrants###              8/12/94               0        1.730        4,775
 Common Warrants###             10/31/94               0        1.730       10,899
 Common Warrants###              8/18/95               0        4.100        4,715
Calypte Biomedical*
 Common                         11/18/94          52,000
                                 6/15/95         100,000
                                 2/29/96         150,000
                                             -----------
                                                 302,000        4.810      242,424
Cell Therapeutics##
 Common                           8/3/92       1,000,280        8.500      485,707
Cubist Pharmaceuticals*
 Common                          5/17/95       1,000,809        7.880    1,876,189
CV Therapeutics**
 Common                          3/23/94       1,000,330
                                  9/8/95         415,613
                                 3/29/96         425,425
                                11/12/96          79,688
                                             -----------
                                               1,921,055        6.130      759,354
Cytyc*
 Common                          5/17/94         151,447
                                10/14/94         149,608
                                 6/13/95          84,460
                                             -----------
                                                 385,515       14.060    2,466,082

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (continued)

                                                              Carrying
                                Acquisition                    Value
         Security                  Date           Cost        per Unit      Value
-----------------------------   -------------   -----------   ----------   -----------
Dyax
 Common                              5/16/91    1,001,480          2.000      28,240
 Class A Series 1 Cvt. Pfd.           6/1/92      155,065
                                     9/11/92       51,712
                                    12/31/92      111,812
                                                ----------
                                                  318,589          2.000     160,402
 Class A Series 3 Cvt. Pfd.         10/26/95      110,280          2.000     110,000
 Class A Series 4 Cvt. Pfd.         10/30/96      493,804          3.130     493,804
 Common Warrants                    12/31/92          187          0.010          25
EPR
 Series A Cvt. Pfd.                   3/9/94    1,000,409          4.500     999,999
Exelixis Pharmaceuticals
 Series B Cvt. Pfd.                  3/28/96    1,101,325          2.000   2,200,000
 Series C Cvt. Pfd.                  3/31/97      300,000          2.000     300,000
Focal
 Series D Cvt. Pfd.                  9/17/93      922,564
                                      8/5/94      220,382
                                                ----------
                                                1,142,946          1.740     537,150
 Series E Cvt. Pfd.                 10/17/95      202,466          1.740     202,024
HealthTech Services
 Series A Cvt. Pfd.                  1/26/96    1,652,603          1.240   1,650,000
Heartstream*
 Common                              3/15/95      800,433          7.970     910,859
IBAH#
 Common Warrants                     8/11/95      192,500          4.040   1,211,455
Integ*
 Common                              6/16/95      800,126          4.500     599,999
InterVentional Technologies
 Series E Cvt. Pfd.                   4/2/91      500,667          2.500   1,000,000
 Series F Cvt. Pfd.                  8/21/92      700,399         10.000     875,000
 Series G Cvt. Pfd.                   3/8/95      150,431         10.000     150,000
Landec*
 Common                              3/27/95      200,294          3.940     198,611
LocalMed
 Series D Cvt. Pfd.                   2/9/96    1,376,301          4.000   1,375,000
Masimo
 Series D Cvt. Pfd.                  8/14/96    1,120,000          7.000   1,120,000
Oxford GlycoSystems Group
 Ordinary Shares                     5/26/93      773,830          0.800     320,000
Pharming B.V.
 Class B Shares                      8/28/95    1,057,037
                                     4/25/96       48,393
                                                ----------
                                                1,105,430         79.703   1,105,247
Ribi ImmunoChem Research**
 Common Warrants                     7/31/91            0          1.010     168,333
SEQUUS Pharmaceuticals#
 Common Warrants                     3/30/95            0          0.200      14,819
Spiros Development
 Units                              12/28/95    1,375,780         26.720   2,449,316

                           H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (continued)

                                                                     Carrying
                                     Acquisition                      Value
           Security                     Date            Cost         per Unit       Value
----------------------------------   -------------   -------------   ----------   ------------
Terrapin Technologies
 Series G Cvt. Pfd.                       11/7/95      1,375,548         50.000     1,375,000
Therion Biologics
 Common                                   7/12/90          7,582
                                          6/30/93        502,648
                                          8/20/96            818
                                         10/16/96          3,634
                                                     ------------
                                                         514,682          0.020         4,535
 Sinking Fund Cvt. Pfd. (w/wts.)         10/17/94        251,260
                                          4/19/95         97,116
                                          7/12/95         97,063
                                         10/17/95         97,000
                                          1/25/96         89,176
                                           4/3/96         90,200
                                                     ------------
                                                         721,815          0.030         1,083
 6.25% Secured Notes due 1999             8/20/96         80,982
                                         10/16/96        357,839
                                                     ------------
                                                         438,821          0.505       222,585
Transkaryotic Therapies
 Common*                                 10/15/91      1,000,840
                                          2/13/92         24,000
                                          4/16/93        283,420
                                          11/5/93        200,000
                                                     ------------
                                                       1,508,260         14.630     3,295,276
 Common Warrants###                       11/5/93            245          3.920        62,998
Tularik
 Series C Cvt. Pfd.                       4/16/93      1,000,119         10.000     2,702,700
Vectis
 Series B Cvt. Pfd.                        2/5/97      1,200,000          4.700     1,199,999
                                                     ------------                 ------------
                                                     $30,426,678                  $35,014,422
                                                     ============                 ============

  * Represents 75% of equivalent current market value of the issuer's registered securities.
 ** Represents 70% of equivalent current market value of the issuer's registered securities.
  # Represents 100% of equivalent current market value of the issuer's registered securities.
 ## Represents 85% of equivalent current market value of the issuer's registered securities.
### Represents 60% of equivalent current market value of the issuer's registered securities.

                            H&Q Healthcare Investors
                            50 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328

                                 (617) 574-0567

                                    Officers
                            Alan G. Carr, President
                        Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary
                     Sheldon A. Jones, Assistant Secretary

                                    Trustees
                                  Alan G. Carr
                              William R. Hambrecht
                               Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                Eric Oddleifson
                            Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               Investment Adviser
               Hambrecht & Quist Capital Management Incorporated

                          Custodian and Transfer Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                             Dechert Price & Rhoads

                   ----------------------------------------

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling

                                 1-800-451-2597

                            For copies of the Fund's
                          Dividend Reinvestment Plan,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                           Telephone: 1-800-426-5523


                            H&Q HEALTHCARE INVESTORS
             -----------------------------------------------------

                      New York Stock Exchange Symbol: HQH
                                   ---------

         Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.